EXHIBIT 10.12
Schedule of Omitted Documents
of CNL Healthcare Properties, Inc.
The following management agreements were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.
1.Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Boise ID Tenant Corp.
2.Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Idaho Falls ID Tenant Corp.
3.Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Sparks NV Tenant Corp.

The following promissory, revolving and term notes were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.
1.Revolving Note executed by CHP Partners, LP in favor of Truist Bank in the original principal amount of $35,416,667, dated December 7, 2023.
2.Revolving Note executed by CHP Partners, LP in favor of Credit Agricole Corporate and Investment Bank in the original principal amount of $35,416,667, dated December 7, 2023.
3.Revolving Note executed by CHP Partners, LP in favor of Manufacturers and Traders Trust Company in the original principal amount of $35,416,667, dated December 7, 2023.
4.Revolving Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $20,833,332, dated December 7, 2023.
5.Revolving Note executed by CHP Partners, LP in favor of Cadence Bank in the original principal amount of $16,666,667, dated December 7, 2023.
6.Revolving Note executed by CHP Partners, LP in favor of Fifth Third, National Association in the original principal amount of $13,541,667, dated December 7, 2023.
7.Revolving Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $12,500,000, dated December 7, 2023.
8.Revolving Note executed by CHP Partners, LP in favor of First Horizon Bank in the original principal amount of $10,416,667, dated December 7, 2023.
9.Revolving Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $10,416,667, dated December 7, 2023.
10.Revolving Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $10,416,667, dated December 7, 2023.
11.Term Note executed by CHP Partners, LP in favor of Truist Bank in the original principal amount of $49,583,333, dated December 7, 2023.
12.Term Note executed by CHP Partners, LP in favor of Credit Agricole Corporate and Investment Bank in the original principal amount of $49,583,333, dated December 7, 2023.
13.Term Note executed by CHP Partners, LP in favor of Manufacturers and Traders Trust Company in the original principal amount of $49,583,333, dated December 7, 2023.
14.Term Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $29,166,668, dated December 7, 2023.
15.Term Note executed by CHP Partners, LP in favor of Cadence Bank in the original principal amount of $23,333,333, dated December 7, 2023.
16.Term Note executed by CHP Partners, LP in favor of Fifth Third, National Association in the original principal amount of $18,958,333, dated December 7, 2023.
17.Term Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $17,500,000, dated December 7, 2023.
18.Term Note executed by CHP Partners, LP in favor of First Horizon Bank in the original principal amount of $14,583,333, dated December 7, 2023.
19.Term Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $14,583,333, dated December 7, 2023.
20.Term Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $14,583,333, dated December 7, 2023.
1